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                                                                   EXHIBIT 10.38

                     AMENDMENT NUMBER ONE TO REAL PROPERTY
                             MASTER LEASE AGREEMENT

            This Amendment Number One to Real Property Master Lease Agreement is made as of the 1st day of January, 1997, with respect to the Real Property Master Lease Agreement dated January 1, 1996 ("Master Lease") between JAMES I. SWENSON and SUSAN G. SWENSON, AS TRUSTEES OF THE SWENSON FAMILY TRUST ("LESSOR") and DETAILS, INC. ("LESSEE") with respect to the following recitals of fact:

                                 R E C I T A L S

            A. Under the terms of the Master Lease, the parties contemplated that LESSEE would lease the building at 1200 Lance Lane when LESSOR's contemplated acquisition of that property had been consummated.

            B. LESSEE has now determined that additional square footage is desirable, and that LESSOR's buildings at 1295 Lance Lane containing 6,740 square feet (hereafter "Parcel 7") and 1275 Lance Lane containing 4,512 (hereafter "Parcel 13"), would be preferable to the building at 1200 Lance Lane.

            C. LESSEE and LESSOR, by this amendment to the Master Lease, desire to delete from the Master Lease the contemplated acquisition of 1200 Lance Lane and to include within the provisions of the Master Lease, Parcels 7 and 13, subject to the terms and conditions hereof.

            NOW THEREFORE, in consideration of the mutual covenants and conditions hereof, the parties agree to amend the Master Lease in the following respects only:

            1. REVISION OF RECITAL B AND DELETION OF PARAGRAPH 2. Recital B of the Master Lease is amended to change Parcel 7 to recite the address as 1295 Lance Lane and the square footage as 6740, and to add Parcel 13 with the address of 1275 Lance Lane, and with square footage of 4,512. References in the Master Lease to Parcel 7 shall be deemed to be references to Parcels 7 and 13 herein. Paragraph 2 of the Master Lease is hereby deleted, and references in the Master Lease to Paragraph 2 shall be deemed to be references to Paragraph 2 below.

            2. LEASE OF PAPCELS 7 AND 13. LESSEE hereby leases from LESSOR, and LESSOR hereby leases to LESSEE the Parcels 7 and 13, effective on the date set forth in Paragraph 4 below. Each of the terms and conditions applicable to other Parcels under the Master Lease shall be applicable to Parcels 7 and 13, except only as expressly provided in the following paragraphs. LESSEE has inspected Parcels 7 and 13 and agrees to accept same, upon vacation of the premises by the current tenant, in their respective AS IS conditions, WITH ALL FAULTS.

            3. RENT. The initial monthly base rent for Parcel 7 shall be $1.04 per square foot, and shall be subject to adjustments in the manner and on the dates provided in Paragraphs 3 and 4 of the Master Lease, except that the initial Begining Index shall be the Index for August, 1996. The initial monthly base rent for Parcel 13 shall be $.60 per square foot, and shall, be subject to adjustments in the same manner and on the dates provided in Paragraphs 3 and 4 of the Master Lease, except that the initial Begining Index shall be the Index for August, 1996.
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            4. EFFECTIVE DATE. The leasing of Parcels 7 and 13 as set forth above shall commence as of January 1, 1997. Commencing on that date, the monthly base rent under the Master Lease will aggregate $74,228.00, subject to subsequent adjustments as provided therein and herein.

            5. SOLE AMENDMENT. Except as expressly provided herein, (i) all provisions of the Master Lease shall be applicable to Parcels 7 and 13 leased herein, (ii) all provisions of the Master Lease shall remain in full force and effect, and (iii) terms used herein shall have the meanings ascribed thereto in the Master Lease.

            IN WITNESS THEREOF, this Amendment Number One to Real Property Master Lease Agreement has been executed as of the day and year first above written.


                                        LESSEE:

THE SWENSON FAMILY TRUST                DETAILS, INC.


by /s/ JAMES I. SWENSON, TRUSTEE        by  /s/ JOSEPH P. GISCH
  ------------------------------          --------------------------------------
  James I. Swenson Trustee              Joseph P. Gisch, Vice President
                                        Finance and Aministration

by /s/ SUSAN G. SWENSON, TRUSTEE
  ------------------------------
  Susan G. Swenson, Trustee